UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 25, 2017

U.S. AUTO PARTS NETWORK, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33264	68-0623433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
16941 Keegan Avenue, Carson, CA 90746
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (310) 735-0085

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2017 Compensatory Arrangements of Named Executive Officers

2017 Base Salary

On January 25, 2017, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board ”) of U.S. Auto Parts Network, Inc. (the “Company”), approved an increase in the annual base salary for the Company’s named executive officers, with all such annual base salary increases effective as of the period beginning on January 25, 2017 (the “2017 Base Salaries”). The 2017 Base Salaries are set forth below:

Executive Officer	Title	2017 Base Salary
Shane Evangelist	Chief Executive Officer	$446,581
Aaron Coleman	President and COO	$329,529
Neil Watanabe	Chief Financial Officer	$313,650
David Eisler	VP, General Counsel	$261,467

2017 Performance-Based Bonus Awards

On January 25, 2017, the Committee adopted the 2017 Bonus Plan under which the Company granted performance-based restricted stock units (“PRSUs”) to the Company’s named executive officers in accordance with the terms of the Company’s 2016 Equity Incentive Plan (the “2016 Plan”). The minimum and maximum PRSUs to be earned are set forth below (assuming achievement of the performance metrics described below):

Executive Officer	Title	Minimum PRSUs	Maximum PRSUs*
Shane Evangelist	Chief Executive Officer	51,479	102,958
Aaron Coleman	President and COO	23,741	47,482
Neil Watanabe	Chief Financial Officer	22,597	45,195
David Eisler	VP, General Counsel	13,186	26,373

*Represents the target bonus for each named executive officer

Achievement of the Company’s objectives relating to Adjusted EBITDA for the fiscal year ending December 30, 2017 will determine the actual number of PRSUs to be earned. For purposes hereof, “Adjusted EBITDA” shall be defined as income before interest expense, net, income tax provision, depreciation and amortization expense, amortization of intangible assets, plus share-based compensation expense, provided that the Committee may take into account additional one-time adjustments in its sole discretion on the determination date. The actual number of PRSUs to be earned will be settled in March 2018 based upon the degree to which the Company achieves the performance metrics, as determined by the Committee; however, none of the PRSUs will be earned unless the Company achieves certain minimum performance metrics.

Each PRSU earned will be settled in one share of the Company’s common stock and shall vest on the Committee’s determination date, subject in each case, to such named executive officer’s service to the Company through such date, provided, however, that if such executive officer is terminated without cause or resigns for good reason (as defined under such executive’s employment agreement) prior to the determination date, then the PRSU’s will become fully-vested on the date of such earlier termination or resignation.

The 2017 Bonus Plan also provides that if the Company achieves certain performance metrics relating to Adjusted EBITDA, each named executive officer will also be eligible for a cash bonus award above and beyond such named executive officer’s target bonus (represented in the form of the PRSU grant) in accordance with the terms of the Performance Cash Bonus Award Agreement entered into with the named executive officer.

The foregoing descriptions of the PRSUs and cash bonus awards do not purport to be complete and are qualified in their entirety by reference to the full text of the form of Performance Restricted Stock Unit Award Agreement and form of Performance Cash Bonus Award Agreement, which are attached hereto as Exhibit 10.1 and Exhibit 10.2 to this report.

Stock Option Grants

On January 25, 2017, Messrs. Watanabe, Coleman, and Eisler were each granted stock options under the 2016 Plan as set forth below, at an exercise price equal to $3.40 per share, the closing price of the Company’s common stock on the date of grant, 25% of which will vest on the first anniversary of the grant date, and the remainder of which will vest in equal monthly installments thereafter over three years, subject to such executive’s service to the Company through such dates and the terms of such executive’s employment agreement.

Executive Officer	Title	Stock Options
Aaron Coleman	President and COO	50,000
Neil Watanabe	Chief Financial Officer	50,000
David Eisler	VP, General Counsel	75,000

The foregoing description of the stock options do not purport to be complete and is qualified in its entirety by reference to the full text of the form of Option Agreement, which is attached hereto as Exhibit 10.3 to this report.

RSU Award

On January 25, 2017, Mr. Evangelist was granted a restricted stock unit award (the “RSU Award”) under the 2016 Plan covering 833,333 shares of the Company’s common stock. The RSU Award represents the right to receive shares of the Company’s common stock only when, and with respect to the number of shares which have vested. Fifty-percent of the RSU Award will become fully-vested on January 25, 2020, and fifty-percent of the RSU Award shall vest in twelve equal quarterly installments commencing on April 25, 2017 and vesting on each three month anniversary date thereafter through January 25, 2020, subject in each case, to Mr. Evangelist’s service to the Company through such vesting dates, provided, however, that if Mr. Evangelist is terminated without cause or resigns for good reason (as defined under Mr. Evangelist’s employment agreement) prior to January 21, 2020, then the RSU Award will become fully-vested on the date of such earlier termination or resignation.

The foregoing description of the RSU Award does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Restricted Stock Unit Agreement, which is attached hereto as Exhibit 10.4 to this report.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1	Form of Performance Restricted Stock Unit Award Agreement under the U.S. Auto Parts Network, Inc. 2016 Equity Incentive Plan.

10.2	Form of Performance Cash Bonus Award Agreement under the U.S. Auto Parts Network, Inc. 2016 Equity Incentive Plan.

10.3	Form of Employee Option Agreement under the U.S. Auto Parts Network, Inc. 2016 Equity Incentive Plan.

10.4	Form of Restricted Stock Unit Agreement under the U.S. Auto Parts Network, Inc. 2016 Equity Incentive Plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 26, 2017	U.S. AUTO PARTS NETWORK, INC.

	By:	/s/ SHANE EVANGELIST
Shane Evangelist
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Performance Restricted Stock Unit Award Agreement under the U.S. Auto Parts Network, Inc. 2016 Equity Incentive Plan.

10.2	Form of Performance Cash Bonus Award Agreement under the U.S. Auto Parts Network, Inc. 2016 Equity Incentive Plan.

10.3	Form of Employee Option Agreement under the U.S. Auto Parts Network, Inc. 2016 Equity Incentive Plan.

10.4	Form of Restricted Stock Unit Agreement under the U.S. Auto Parts Network, Inc. 2016 Equity Incentive Plan.